AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2

CLASS A SHARES
AND
CLASS B SHARES

SUPPLEMENT DATED NOVEMBER 15, 1999
TO PROSPECTUS DATED NOVEMBER 2, 1998
(AS SUPPLEMENTED THROUGH APRIL 20, 1999)

For All Funds:

This Supplement incorporates certain information provided in a previous supplement dated August 17, 1999.

Craig R. Rodby and John A. Graf have resigned as Trustees and Officers of the Funds. Effective July 27, 1999, the size of the Board was reset at 12 (nine of the Trustees are independent and three are employees of VALIC or its affiliates). Alice T. Kane and Kent E. Barrett were elected by the Board of Trustees to serve as trustees and President and Executive Vice President, respectively, of the Series Company.

Effective immediately, all inquiries regarding the Prospectus should be directed, in writing, to American General Fund Group Customer Service, P.O. Box 219502, Kansas City, Missouri 64121-6502, or by calling 1-877-999-2434.

Effective immediately, under "General Redemption Policies," on page 82 of the Prospectus, the amount of a redemption request which must be accompanied by a signature guarantee has been lowered from an amount in excess of $50,000 to an amount in excess of $25,000. As always, a signature guarantee will be required for a redemption request of any amount, where the redemption proceeds are to be sent somewhere other than the address of record on the Series Company's books or if the current address of record has not been on the books for 60 days.

Under "Systematic Withdrawals," on page 81 of the Prospectus, if you own Class B Shares you may redeem up to 12% annually of your account value without incurring a CDSC, which replaces the provision that you may only redeem up to 12% annually of your initial account without incurring a CDSC. As always, the minimum amount of a withdrawal under the Systematic Withdrawal program is $50 and the minimum account size is $5,000.

Effective May 1, 1999, the Funds' distributor was changed from VALIC Investment Services Company (VISCO) to A.G. Distributors, Inc., an affiliate of VALIC. Effective July 14, 1999, A.G. Distributors, Inc. changed its name to American General Distributors, Inc. All references to VISCO in this Prospectus should instead refer to American General Distributors, Inc.

Fund shares are now sold to the public by broker/dealers separate from the Distributor, although one is an affiliate. The Distributor remains the Series Company's principal underwriter. The "Purchasing and Selling Fund Shares" section of this Prospectus should now reflect that sales charges on Class A shares are allocated between the Distributor and the selling broker/dealer. Similarly, any reallowance of sales charge shown in the sales charge tables should now reflect that it is reallowed to selling broker/dealers. The Distributor may, in its discretion, reallow up to 100% of any sales charge on Class A shares. Also, on Class B shares, the 4.00% commission paid at the time of purchase is now paid to the selling broker/dealer, as is the service fee under the Distribution and Service Plan.

For Specific Funds only:

American General International Growth Fund

The "Fund Investments" guidelines included in the "Fact Sheet" should reflect that at least 65% of the Fund's total assets should be invested in foreign equity securities rather than 85% of total assets. The information with respect to the performance of the Templeton International Fund should be deleted in its entirety.

American General International Value Fund

The "Fund Investments" guidelines included in the "Fact Sheet" should reflect that at least 65% of the Fund's total assets should be invested in foreign securities rather than 80% of total assets.

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American General Stock Index Fund, American General Mid Cap Index Fund, American General Small Cap Index Fund and American General Small Cap Value Fund

On July 27, 1999, the Board of Trustees of the Series Company approved the termination of Bankers Trust as sub-adviser of each Fund. VALIC re-assumed direct management of the investment portfolio for the American General Stock Index Fund (the "Stock Index Fund"), the American General Mid Cap Index Fund (the "Mid Cap Index Fund"), and the American General Small Cap Index Fund (the "Small Cap Index Fund") on September 1, 1999. With respect to the American General Small Cap Value Fund, VALIC re-assumed direct management of that portion of the portfolio managed by Bankers Trust on September 1, 1999. Consequently, the section entitled "Portfolio Manager" in the Fund's "Fact Sheet" as well as the performance information of other investment companies or private accounts is deleted in its entirety for the Stock Index Fund, the Mid Cap Index Fund and the Small Cap Index Fund.

American General Socially Responsible Fund

The section entitled "Portfolio Manager" in the Fund's "Fact Sheet" is replaced in its entirety with the following:

Investment decisions are made by a team of portfolio managers, assistant portfolio managers and analysts organized for that purpose. The team meets regularly to review portfolio holdings and discuss purchase and sale activity.

American General Growth Lifestyle Fund

The asset allocation ranges included in the "Fact Sheet" should reflect a range of 20% to 30% for large capitalization equity securities rather than the range of 25% to 35%.

American General Moderate Growth Lifestyle Fund

The asset allocation ranges included in the "Fact Sheet" should reflect a range of 25% to 35% for large capitalization equity securities rather than the range of 25% to 30%.

VA 10856-D